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                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                                 LEAPNET, INC.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notes:

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                            [LETTERHEAD OF LEAPNET]




June 19, 2000




Dear Leapnet Stockholder:

A Notice of Annual Meeting of Stockholders and Proxy Statement dated June 9, 2000, were recently mailed to all stockholders of record at the close of business on June 2, 2000. In the Notice and the Proxy Statement there were incorrect references to May 12, 2000 as the record date. We apologize for the incorrect references. The correct record date is June 2, 2000.

The Annual Meeting of Stockholders of Leapnet, Inc. will be held on July 11, 2000 at 9:00 a.m. at the Quantum Leap Communications Building, 420 West Huron Avenue, Chicago, Illinois, 60610. We look forward to greeting as many of you as possible.

Sincerely,

/s/ Robert C. Bramlette
Robert C. Bramlette
Chief Legal Officer and Corporate Secretary